EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Energy Focus, Inc. (the “Company”) for the quarterly period ended September 30, 2011 (the “Report”), I, Joseph G. Kaveski, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph G. Kaveski
Joseph G. Kaveski
November 14, 2011

A signed original of this written statement required by Section 906 has been provided to Energy Focus, Inc. and will be retained by Energy Focus, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.